Supplement to the

Retirement Government Money Market Portfolio (FGMXX) and Retirement Money Market Portfolio (FRTXX)

Funds of Fidelity Money Market Trust

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2012

The following information replaces similar information found in the "Fund Holdings Information" section on page 33.

Each fund will provide a full list of holdings as of the last day of the previous month on www.fidelity.com. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

RMM/RGMB-13-01  April 1, 2013
1.475766.116